Exhibit 10.4

FIRST AMENDMENT TO OMNIBUS AGREEMENT

This FIRST AMENDMENT (this "Amendment"), dated as of October 28, 2025, to the OMNIBUS AGREEMENT, entered into on, and effective as of, the Closing Date (as defined therein) (the "Agreement"), is entered into by and among Westlake Management Services Inc., a Delaware corporation ("Westlake Services"), Westlake Chemical Partners GP LLC, a Delaware limited liability company ("GP"), Westlake Chemical Partners LP, a Delaware limited partnership (the "MLP"), Westlake Chemical OpCo GP LLC, a Delaware limited liability company ("Operating GP"), Westlake Chemical OpCo LP, a Delaware limited partnership ("OpCo"), WPT LLC, a Delaware limited liability company ("WPT"), Westlake Longview Corporation, a Delaware Corporation ("Westlake Longview"), Westlake Petrochemicals LLC, a Delaware limited liability company ("Westlake Petrochemicals"), Westlake Vinyls, Inc., a Delaware corporation ("Westlake Vinyls", and together with WPT, Westlake Longview and Westlake Petrochemicals, the "Westlake Contributors"), Westlake Styrene LLC, a Delaware limited liability company ("Westlake Styrene"), Westlake Polymers LLC, a Delaware limited liability company ("Westlake Polymers"), and Westlake Vinyl Corporation, a Delaware corporation ("Vinyl Corporation" and together with Westlake Styrene, Westlake Polymers and the Westlake Contributors, the "Westlake Complex Parties"). The above-named entities are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties."

W I T N E S S E T H:

WHEREAS, Section 9.6 of the Agreement provides that the Agreement may be amended only by a written agreement of all the Parties, designated on its face an "Amendment" or "Addendum" to the Agreement; and

WHEREAS, the Parties have determined to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

Article 1: GENERAL

1.1    Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Agreement.

ARTICLE 2: AMENDMENTS OF AGREEMENT
2.1     Section 2.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

"(a) The Westlake Parties shall indemnify, defend, and hold harmless the Partnership
Entities from and against any losses, damages, liabilities, claims, demands, causes of action, judgments, settlements, fines, penalties, and reasonable costs and expenses (including court costs and reasonable attorneys’ and experts’ fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by the Partnership Entities by reason of or arising out of claims asserted by any third party with respect to (i) events and conditions associated with the ownership or operation of the Assets and occurring before the Closing Date
(other than those losses for which the Partnership Entities are entitled to indemnification from the
Westlake Contributors under Section 2.1), (ii) all currently pending legal actions or those threatened in writing against the Westlake Parties, (iii) events and conditions associated with the
Retained Assets whether occurring before or after the Closing Date, and (iv) all federal, state and local income tax liabilities attributable to the operation of the Assets prior to the Closing Date, including any such income tax liabilities of the Westlake Entities that may result from the consummation of the formation transactions for the Partnership Entities."

2.2     Section 9.1 of the Agreement is hereby amended and restated in its entirety as follows:

"Section 9.1 Term. This Agreement shall terminate upon the termination of the Ethylene
Sales Agreement; provided that any claims for indemnification made under this Agreement within any required time period under this Agreement prior to termination shall survive termination."

ARTICLE 3: MISCELLANEOUS

3.1    This Amendment shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this
Amendment to the laws of another state.

3.2    Except as hereby amended, the Agreement shall remain in full force and effect.

3.3    This Amendment, the Agreement and the Related Agreements (including any exhibits or schedules hereto or thereto) constitute the entire agreement of the Parties relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein and therein.

3.4    This Amendment may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be signed as of the date first written above.

WESTLAKE MANAGEMENT SERVICES, INC.

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE CHEMICAL PARTNERS GP LLC

By: /s/ Amy E. Moore
Name: Amy E. Moore
Title: VP, Olefins & Polyethylene

WESTLAKE CHEMICAL PARTNERS LP

By: Westlake Chemical Partners GP LLC, its general partner

By: /s/ Amy E. Moore
Name: Amy E. Moore
Title: VP, Olefins & Polyethylene

WESTLAKE CHEMICAL OPCO GP LLC

By: /s/ Amy E. Moore
Name: Amy E. Moore
Title: Principal Operating Officer

WESTLAKE CHEMICAL OPCO LP

By: Westlake Chemical OpCo GP LLC, its general partner

By: /s/ Amy E. Moore
Name: Amy E. Moore
Title: Principal Operating Officer

WPT LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE LONGVIEW CORPORATION

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE PETROCHEMICALS LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE VINYLS, INC.

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE STYRENE LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE POLYMERS LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE VINYL CORPORATION

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer